UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2010

NATIONAL SEMICONDUCTOR CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-6453	95-2095071
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2900 SEMICONDUCTOR DRIVE,  P.O. BOX 58090

SANTA CLARA, CALIFORNIA 95052-8090

(Address of Principal Executive Offices)

(408) 721-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01        OTHER EVENTS

On March 31, 2010, National Semiconductor Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman, Sachs & Co. for the public offering of $250,000,000 aggregate principal amount of its 3.950% Senior Notes due 2015 (the “Notes”).  The Notes will be issued under an indenture, dated June 18, 2007 (the “Base Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as amended and supplemented by a supplemental indenture to be dated on or about April 6, 2010 (the “Supplemental Indenture,” and together with the Base Indenture, the “Indenture”) between the Company and the Trustee.  The issuance and sale of the Notes is expected to close on April 6, 2010.

The Notes were offered and sold by the Company pursuant to its automatic shelf registration statement, as defined in Rule 405 of the Securities Act of 1933, as amended, on Form S-3 ASR (the “Registration Statement”) (File Number 333-165803), filed with the Securities and Exchange Commission (the “Commission”) on March 31, 2010, as supplemented by the preliminary prospectus supplement filed with the Commission on March 31, 2010 and the final prospectus supplement filed with the Commission on April 1, 2010.

The Underwriting Agreement contains customary representations, warranties and agreements of the Company, conditions to the closing, indemnification rights and obligations of the parties and termination provisions.

The foregoing descriptions of the Underwriting Agreement, the Notes and the Supplemental Indenture do not purport to be complete and are qualified in their entirety by reference to the full text of the Underwriting Agreement, the form of Notes and the form of the Supplemental Indenture, each of which is filed as an exhibit hereto and is incorporated by reference herein.

On March 31, 2010, the Company entered into interest rate swap arrangements with Bank of America, N.A. and Goldman, Sachs & Co. (the “Swap”) effectively converting the interest rate on the Notes from fixed to floating.  The Swap represents a contract to exchange fixed rate for floating rate interest payments periodically over the life of the arrangements without exchange of the underlying notional amount.   The Swap covers a notional amount of $250,000,000 of indebtedness at a floating rate of interest based on six-month LIBOR in arrears plus 84 basis points.  The Swap will be effective as of April 6, 2010 and expire on April 15, 2015.

Item 9.01        FINANCIAL STATEMENTS AND EXHIBITS

(d)                                  Exhibits

The exhibits listed below and in the accompanying Exhibit Index relate to the Registration Statement and are filed herewith for incorporation by reference in the Registration Statement.

Exhibit No.	Description of Exhibit
1.1	Underwriting Agreement, dated March 31, 2010, by and between National Semiconductor Corporation and Goldman, Sachs & Co.
4.1	Form of Supplemental Indenture for 3.950% Senior Notes due 2015
4.2	Form of Global Note for 3.950% Senior Notes due 2015 (incorporated by reference to Exhibit 4.1 hereto)
5.1	Opinion of Latham & Watkins LLP as to the legality of the Notes, dated April 6, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NATIONAL SEMICONDUCTOR CORPORATION

Dated: April 6, 2010	/s/ Todd M. DuChene
Todd M. DuChene
Senior Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
1.1	Underwriting Agreement, dated March 31, 2010, by and between National Semiconductor Corporation and Goldman, Sachs & Co.
4.1	Form of Supplemental Indenture for 3.950% Senior Notes due 2015
4.2	Form of Global Note for 3.950% Senior Notes due 2015 (incorporated by reference to Exhibit 4.1 hereto)
5.1	Opinion of Latham & Watkins LLP as to the legality of the Notes, dated April 6, 2010